Liquidity and Going Concern	12 Months Ended
Dec. 31, 2025
Liquidity and Going Concern [Abstract]
LIQUIDITY AND GOING CONCERN
3.	LIQUIDITY AND GOING CONCERN

The Group has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern within one year after the date that the consolidated financial statements are issued. The Group began to incur losses since the fiscal year of 2025. The Group incurred net losses of US$2,681,330 for the year ended December 31, 2025 primarily due to the recognition of professional service expenses associated with our initial public offering and non-employee share-based compensation. Net cash used in operating activities were US$297,730 and US$527,838 for the years ended December 31, 2024 and 2025, respectively. As of December 31, 2025, the Group had a working capital of US$5,087,129. These conditions raised substantial doubts about the Group’s ability to continue as a going concern.

The Group has funded its operations from both operational sources of cash and equity and debt financing. The Group’s liquidity is based on its ability to generate cash from operating activities, obtain capital financing from equity interest investors and borrow funds on financial institutions. The Group’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes generating revenue while controlling operating costs and expenses to generate positive operating cash flows and obtaining funds from outside sources of financing to generate positive financing cash flows. As of December 31, 2024 and 2025, the Group had cash and cash equivalents of US$545,472 and US$416,092, respectively. The Group plans to improve its liquidity through mitigation plans including: 1) enlarging its production to increase the cash inflow from operating activities; 2) pursuing to obtain financial support from credit facilities and equity financing, and 3) improving operating efficiency and cost reduction. There can be no assurances, however, that the current mitigation plans will be achieved or that additional funding will be available on terms acceptable to the Group, or at all. If the Group is unable to obtain sufficient funding, it could be required to delay its development efforts and limit activities, which could adversely affect its business and the consolidated financial statements.

The accompanying consolidated financial statements have been prepared on the basis the Group will be able to continue as a going concern for a period of one year after the issuance of the consolidated financial statements. The going concern assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business. Management has evaluated the Group’s liquidity position and cash flow projections and concluded that substantial doubt about the Group’s ability to continue as a going concern does not exist.